UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 13, 2004

                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    027455                 58-2422929
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)

                    Harris Tower, 233 Peachtree Street, N.E.
                                   Suite 1700
                             Atlanta, Georgia 30303
                              (Address of Principal
                               Executive Offices)


                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)






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Item 12.   Results of Operations and Financial Condition.

         On April 13, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing certain preliminary operating results for its second quarter of fiscal 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, ProForma Financial Information and Exhibits.

(c)        Exhibits

             Exhibit No.          Description
             -----------          -----------
                99.1 Press Release, dated April 13, 2004, issued by AirGate PCS, Inc. announcing preliminary operating results for the second quarter of fiscal 2004.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AIRGATE PCS, INC.


Date: April 13, 2004                  By:  /s/ Thomas M. Dougherty
                                               Thomas M. Dougherty
                                               President and Chief Executive
                                                Officer